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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this S-8 registration statement of our report dated January 20, 2000 included in Pacific Mercantile Bancorp's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP

Orange County, California
July 18, 2001